UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 4.01.        Changes in Registrant's Certifying Accountant

(a) On December 15, 2022, Castaing, Hussey & Lolan, LLC resigned as the independent registered public accounting firm for First Guaranty. During the years ended December 31, 2021 and 2020 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no: (1) disagreements with Castaing, Hussey & Lolan, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Castaing, Hussey & Lolan, LLC on the consolidated financial statements of First Guaranty as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Before filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), First Guaranty provided Castaing, Hussey & Lolan, LLC with a copy of the disclosures contained in this Item 4.01(a). First Guaranty has requested that Castaing, Hussey & Lolan, LLC issue a letter, addressed to the SEC, stating whether or not Castaing, Hussey & Lolan, LLC agrees with the statements contained in this Item 4.01(a). A copy of Castaing, Hussey & Lolan, LLC’s letter dated December 15, 2022, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On December 15, 2022, First Guaranty engaged Griffith, DeLaney, Hillman & Lett CPA, PSC to serve as First Guaranty’s independent registered public accounting firm, effective December 15, 2022 (the “Engagement Date”). First Guaranty’s Audit Committee and Board of Directors approved the engagement of Griffith, DeLaney, Hillman & Lett CPA, PSC.

During the two most recent fiscal years and through the Engagement Date, First Guaranty did not consult with Griffith, DeLaney, Hillman & Lett CPA, PSC regarding either:

1. application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on First Guaranty’s financial statements, and neither a written report was provided to First Guaranty nor oral advice was provided that Griffith, DeLaney, Hillman & Lett CPA, PSC concluded was an important factor considered by First Guaranty in reaching a decision as to the accounting, auditing or financial reporting issue; or
2. any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01.        Financial Statements and Exhibits.

Exhibit 16.1    Letter of Castaing, Hussey & Lolan, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: December 15, 2022
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 16.1	Letter of Castaing, Hussey & Lolan, LLC